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                                                                    EXHIBIT 23.1


                 CONSENT OF CACCIAMATTA ACCOUNTANCY CORPORATION

We consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated March 29, 2001, with respect to the financial statements of Global Diamond Resources, Inc., included in the Annual Report on Form 10-KSB for the year ended December 31, 2000, filed with the Securities and Exchange Commission.


                       /s/  CACCIAMATTA ACCOUNTANCY CORPORATION

Irvine, California
December 18, 2001